                                                                   EXHIBIT 23.10

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 13, 1998 with respect to the financial statements of ZoomNet, Inc. in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

Columbus, Ohio
December 24, 1998